UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-----------------

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

MICROHELIX, INC.
(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

16125 SW 72nd Avenue, Portland, Oregon	97224
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 503-968-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)
microHelix, Inc. ("microHelix") entered into a Merger Agreement on April 8, 2005 and acquired 100% of the outstanding stock of Moore Electronics, Inc., an Oregon corporation ("MEI"), from two shareholders (the "Merger"). The purchase price for the stock of MEI was $3.0 million, which consisted of $1.5 million in cash, $1.25 million in a promissory note (the "Promissory Note") and $0.25 million in shares of microHelix Series B Preferred Stock, no par value ("Series B Preferred Stock"). microHelix also refinanced $0.4 million of bank debt owed by MEI. The Promissory Note bears interest at 10% per annum, with interest only payable for the first three months, and then principal and interest amortized in monthly payments over the next 33 months. The Promissory Note may be prepaid at any time without penalty.

(b)	microHelix and MEI entered into a Security Agreement on April 8, 2005 under which they granted security interests in substantially all of their assets as security for payment of the Promissory Note.

(c)	microHelix entered into Series B Preferred Stock Purchase Agreements on April 8, 2005 with purchasers of 2.0 million shares of Series B Preferred Stock at a purchase price of $1.00 per share.

(d)
microHelix entered into a Registration Rights Agreement on April 8, 2005 with purchasers of its Series B Preferred Stock under which they have one demand registration right and piggy-back registration rights.

(e)
microHelix and MEI entered into an Amended and Restated Loan and Security Agreement with BFI Business Finance dated as of April 5, 2005 that became effective on April 8, 2005 (the "Loan Agreement") under which microHelix and MEI can borrow up to $1.5 million, subject to advance rates on accounts receivable and inventories. The Loan Agreement amends and restates in its entirety the existing loan and security agreement dated October 7, 2004 between microHelix and BFI Business Finance. The Loan Agreement is scheduled to expire on April 8, 2006. microHelix and MEI have granted security interests in the Loan Agreement to BFI Business Finance covering substantially all of their respective assets.

Borrowings under the Loan Agreement will be used to refinance existing bank debt owed by microHelix and MEI, to pay a portion of the purchase price of the MEI stock acquired by microHelix in the Merger and for general corporate purposes. Borrowings under the Loan Agreement will bear interest at the "deemed prime rate" plus 5%. The "deemed prime rate" equals the greater of the prime rate as published in The Wall Street Journal or 5.25%. The Loan Agreement contains customary affirmative and negative covenants and events of default for a secured financing arrangement, including, among other things, limitations on consolidations, mergers and sales of assets.

(f)
microHelix entered into a Stock Pledge Agreement on April 5, 2005 that became effective on April 8, 2005 under which it pledged all of the stock of MEI as collateral to BFI Business Finance with respect to obligations owed under the Loan Agreement.

(g)
microHelix and MEI entered into an Employment Agreement on April 8, 2005 under which microHelix and MEI will employ Marti D. Lundy as a Vice President of each corporation through March 31, 2008 for base compensation, payable by MEI, of $150,000 per year plus benefits.

(h)
microHelix entered into an oral arrangement on April 8, 2005 under which it agreed to compensate Tyram H. Pettit as its President and Chief Executive Officer for base compensation of $120,000 per year plus benefits.

(i)
microHelix on April 8, 2005 granted the following directors and named executive officer shares of its common stock, no par value ("Common Stock"), in recognition of service to microHelix and in recognition of the recipients' extraordinary contributions with respect to the acquisition of MEI:

Tyram H. Pettit
Director, President and
Chief Executive Officer	-	48,000 shares

James M. Williams
Director	-	10,000 shares

John L. Crary
Director	-	10,000 shares

Terrence A. Rixford
Director	-	25,000 shares

microHelix has discontinued its policy of granting options for 3,334 shares of its Common Stock to each of its directors following each annual meeting of shareholders. The grants of Common Stock were made pursuant to the terms of microHelix's 2001 Stock Incentive Plan and 2002 Nonqualified Stock Option Plan. The foregoing grants of Common Stock are unrestricted and fully vested.

(j)
microHelix on April 8, 2005 granted cash bonuses to the following directors and named executive officer to recognize their extraordinary efforts in connection with their individual contributions with respect to the acquisition of MEI:

Tyram H. Pettit
Director, President and
Chief Executive Officer	-	$25,000

Terrence A. Rixford
Director	-	$15,000

(k)
MEI on April 7, 2005 entered into a Third Addendum to Lease with respect to its leased facility in Tualatin, Oregon. The Third Addendum to Lease extended the lease on MEI's 33,000 square foot facility through August 14, 2008.

Item 1.02. Termination of a Material Definitive Agreement.

Effective April 8, 2005 microHelix and BFI Business Finance amended and restated in its entirety the loan and security agreement dated October 7, 2004 between them. See paragraph (e) of Item 1.01 of this Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

microHelix entered into a Merger Agreement on April 8, 2005 and acquired 100% of the outstanding stock of MEI from two shareholders of MEI. MEI, headquartered in Tualatin, Oregon, is a manufacturer of custom and complex cable assemblies, sub-assemblies, wire harnesses and electro-mechanical assemblies that serves major medical equipment manufacturers and commercial equipment manufacturers. The acquisition was accomplished by the merger of a subsidiary of microHelix with and into MEI, with MEI being the surviving corporation and a wholly-owned subsidiary of microHelix. MEI occupies a leased 33,000 square foot facility and employees 130 people. For the year ended
December 31, 2004 MEI recorded unaudited sales of approximately $11.1 million and operating income of approximately $75,000.

The purchase price for the stock of MEI was $3.0 million, which consisted of $1.5 million in cash, $1.25 million in a promissory note and $0.25 million in shares of microHelix Series B Preferred Stock. microHelix also refinanced $0.4 million of bank debt owed by MEI. Funds for the acquisition were obtained from the private placement of microHelix Series B Preferred Stock and from microHelix's revolving line of credit under the Loan Agreement.

See Item 1.01 of this Form 8-K for additional information regarding the acquisition of MEI.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a)
microHelix and MEI entered into an Amended and Restated Loan and Security Agreement with BFI Business Finance dated as of April 5, 2005 that became effective on April 8, 2005 (the "Loan Agreement") under which microHelix and MEI can borrow up to $1.5 million, subject to advance rates on accounts receivable and inventories. The Loan Agreement amends and restates in its entirety the existing loan and security agreement dated October 7, 2004 between microHelix and BFI Business Finance. The Loan Agreement is scheduled to expire on April 8, 2006. microHelix and MEI have granted security interests in the Loan Agreement to BFI Business Finance covering substantially all of their respective assets.

Borrowings under the Loan Agreement will be used to refinance existing bank debt owed by microHelix and MEI, to pay a portion of the purchase price of the MEI stock acquired by microHelix in the Merger and for general corporate purposes. Borrowings under the Loan Agreement will bear interest at variable rates equal to the "deemed prime rate" plus 5%. The "deemed prime rate" equals the greater of the prime rate as published in The Wall Street Journal or 5.25%. The Loan Agreement contains customary affirmative and negative covenants and events of default for a secured financing arrangement, including, among other things, limitations on consolidations, mergers and sales of assets.

microHelix entered into a Stock Pledge Agreement on April 5, 2005 that became effective on April 8, 2005 under which it pledged all of the stock of MEI as collateral to BFI Business Finance with respect to obligations owed under the Loan Agreement.

(b)
microHelix on April 8, 2005 issued a promissory note (the "Promissory Note") to Marti D. Lundy in the original principal amount of $1.25 million. The Promissory Note bears interest at 10% per annum, with interest only payable for the first three months, and then principal and interest amortized in monthly payments over the next 33 months. The Promissory Note may be prepaid at any time without penalty. Ms. Lundy is an officer and director of MEI, is an officer of microHelix and will become a director of microHelix effective May 8, 2005.

(c)
microHelix on April 8, 2005 sold 2,000,000 shares of its Series B Preferred Stock for $1.00 per share in a private placement and issued 250,000 shares of its Series B Preferred Stock as part of the purchase price for MEI. Each share of Series B Preferred Stock is eligible for a cumulative dividend of $0.15 per share (as adjusted for stock splits, stock dividends, reclassification and the like) per annum, payable quarterly when, as and if declared by the Board of Directors of microHelix. The Board of Directors of microHelix may elect to pay such dividend in cash or in shares of microHelix Common Stock. Each share of Series B Preferred Stock is convertible into four shares of microHelix Common Stock. microHelix has the option after April 8, 2006 to redeem outstanding shares of Series B Preferred Stock for $1.50 per share (as adjusted for stock splits, stock dividends, reclassification and the like).

Except as expressly provided by the Amended and Restated Articles of Incorporation, as amended, of microHelix (the "Articles") or as provided by law, the holders of Series B Preferred Stock have the same voting rights as the holders of Common Stock and are entitled to notice of any shareholders meeting in accordance with the Bylaws of microHelix, and the holders of Common Stock and the Series B Preferred Stock vote together as a single class on all matters. Each holder of Series B Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock could at the time of such vote be converted.

As of the date of the initial filing of this Form 8-K, there are 2,082,746 shares of Common Stock outstanding and entitled to vote. As of the date of the initial filing of this Form 8-K, holders of Series B Preferred Stock have the right to 9,000,000 votes on an as-converted basis.

Item 3.02. Unregistered Sale of Equity Securities.

(a)
microHelix on April 8, 2005 sold 2,000,000 shares of Series B Preferred Stock. The total offering price for the Series B Preferred Stock was $1.00 per share for total gross cash proceeds of $2.0 million. microHelix on April 8, 2005 also issued 250,000 shares of Series B Preferred Stock to a selling shareholder as partial consideration in the Merger. Shares of Series B Preferred Stock were issued in reliance on Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and microHelix obtained representations from the investors as to their status as "accredited investors" as that term is defined in Regulation D.

Each share of Series B Preferred Stock is convertible into four shares of Common Stock. microHelix can redeem the shares of Series B Preferred Stock at any time after April 8, 2006 for $1.50 per share (as adjusted for stock splits, stock dividends, reclassification and the like). microHelix entered into a Registration Rights Agreement dated as of April 8, 2005 with the purchasers of the Series B Preferred Stock under which they have one demand registration right and piggy-back registration rights.

(b)
microHelix issued warrants on April 8, 2005 to its financial advisor and its affiliates to purchase a total of 478,000 shares of Common Stock. Such warrants can be exercised through April 7, 2015 for $0.25 per share (subject to adjustment for stock splits, stock dividends, reclassification and the like). These warrants were issued in reliance on Regulation D promulgated under the Securities Act to "accredited investors" as that term is defined in Regulation D.

(c)
microHelix on April 8, 2005 granted a total of 123,000 shares of Common Stock to six of its employees and directors. The grants were unrestricted and were made for services previously rendered. The shares were issued under Section 4(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

microHelix amended its Amended and Restated Articles of Incorporation, as amended, on April 8, 2005 by filing a Certificate of Designation with the Oregon Secretary of State designating 2,250,000 shares of its Preferred Stock as Series B Preferred Stock. All 2,250,000 shares of Series B Preferred Stock were issued on April 8, 2005. The rights of holders of the Common Stock of microHelix may be materially limited by the issuance of Series B Preferred Stock in that holders of Series B Preferred Stock have superior liquidation preferences over the holders of Common Stock in the event of any liquidation, dissolution or winding up of microHelix, either voluntary or involuntary. In any such event, the assets of microHelix would be distributed in the following order:

•
First, to the holders of the Series B Preferred Stock until they received an amount equal to $2.00 per share (as adjusted for stock splits, stock dividends, reclassification and the like) for each share of Series B Preferred Stock then held by them, plus cumulative unpaid dividends from the original issuance date of such share of Series B Preferred Stock.

•
Second, to the holders of Common Stock until they receive an amount equal to $0.25 per share (as adjusted for stock splits, stock dividends, reclassification and the like) for each share of Common Stock then held by them, plus any cumulative unpaid dividends.

•
Third, any remaining assets of microHelix would be distributed pro rata to the holders of Common Stock and to the holders of Series B Preferred Stock based on the number of shares of Common Stock then held by each holder (assuming conversion of all Series B Preferred Stock into Common Stock at the then effective conversion rate for the Series B Preferred Stock).

The issuance of Series B Preferred Stock may also materially affect the rights of holders of Common Stock with respect to voting on matters brought before the shareholders of microHelix. See Item 5.01 of this Form 8-K.

Item 5.01. Changes in Control of Registrant.

Immediately prior to the issuance of Series B Preferred Stock as described in Item 3.02 of this Form 8-K, microHelix had outstanding 2,082,746 shares of its Common Stock that were entitled to one vote per share, and had outstanding no shares of preferred stock. microHelix on April 8, 2005 issued 2,250,000 shares of its Series B Preferred Stock. Each share of Series B Preferred Stock is convertible into four shares of microHelix Common Stock. Each holder of Series B Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which shares of Series B Preferred Stock could be converted. As of the date of the initial filing of this Form 8-K, the holders of Series B Preferred Stock have the right to 9,000,000 votes, which represents approximately 81% of the votes eligible to be cast, and therefore have the ability to control microHelix.

Item 5.02. Election of Director; Appointment of Principal Officer.

Marti D. Lundy was elected by the Board of Directors of microHelix to serve, beginning effective May 8, 2005, as a director of microHelix until the next annual meeting of the shareholders. Effective April 8, 2005 Ms. Lundy was appointed a Vice President of microHelix. Ms. Lundy is also a Vice President and director of MEI. Ms. Lundy was formerly a shareholder in MEI and has served since 1978 as the Vice President of MEI.

Ms. Lundy received aggregate consideration of $2.0 million from microHelix in connection with the Merger, consisting of $0.5 million in cash, a promissory note for $1.25 million and 250,000 shares of microHelix's Series B Preferred Stock (with a deemed value of $250,000).

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

microHelix amended its Amended and Restated Articles of Incorporation, as amended, on April 8, 2005 by filing a Certificate of Designation designating 2,250,000 shares of its Preferred Stock as Series B Preferred Stock.

Item 8.01. Other Events.

microHelix on April 6, 2005 adopted a policy on business ethics for its directors, officers and employees.

Item 9.01. Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired. microHelix will file the financial statements required by this item in regards to the matters in Item 2.01 of this Form 8-K not later than 71 calendar days after the initial report on Form 8-K was required to be filed.

(b)
Pro Forma Financial Information. microHelix will file the pro forma financial information statements required by this item in regards to the matters in Item 2.01 of this Form 8-K not later than 71 calendar days after the initial report on Form 8-K was required to be filed.

(c)	Exhibits. The following documents are filed as exhibits to this Form 8-K:

3.1	Articles of Amendment effective April 8, 2005 to the Amended and Restated Articles of Incorporation of microHelix, Inc. relating to Certificate of Designation of Series B Preferred Stock

10.1	Merger Agreement dated April 8, 2005 among microHelix, Inc., microHelix Acquisition Corp., Moore Electronics, Inc., Lawrence T. Moore and Marti D. Lundy

10.2	Promissory Note dated April 8, 2005 made by microHelix, Inc. in favor of Marti D. Lundy

10.3	Security Agreement dated April 8, 2005 among microHelix, Inc., Moore Electronics, Inc. and Marti D. Lundy

10.4	Form of Series B Preferred Stock Purchase Agreement dated April 8, 2005 between microHelix, Inc. and purchasers of Series B Preferred Stock of microHelix, Inc.

10.5	Form of Registration Rights Agreement dated April 8, 2005 between microHelix, Inc. and holders of Series B Preferred Stock

10.6	Amended and Restated Loan and Security Agreement dated as of April 5, 2005 among microHelix, Inc., Moore Electronics, Inc. and BFI Business Finance

10.7	Stock Pledge Agreement dated as of April 5, 2005 between microHelix, Inc. and BFI Business Finance

10.8	Employment Agreement dated April 8, 2005 between Marti D. Lundy and Moore Electronics, Inc.

10.9
Lease dated August 15, 1999 between Sylvia B. Giustina and Moore Electronics, Inc., as modified and amended by a Memorandum of Understanding effective January 1, 2001, a First Addendum to Lease effective August 15, 2002, a Second Addendum to Lease effective August 15, 2002 and a Third Addendum to lease effective April 7, 2005

10.10	Form of Warrant dated April 8, 2005 issued by microHelix, Inc. to its financial advisor and its affiliates

14.1	microHelix Policy on Business Ethics for Directors, Officers and Employees adopted April 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
microHelix, Inc.

Date: April 14, 2005	/s/ Tyram H. Pettit
Tyram H. Pettit
President and Chief Executive Officer